Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of  1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement
[X] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-
12

Managed Municipals Portfolio Inc.
(Name of Registrant as Specified in its Charter)

William Renahan
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]   No longer applicable
[   ] $500 per each party to the controversy pursuant to Exchange
Act Rule 14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.

(1)	Title of each class of securities to which the
transaction applies:

(2)	Aggregate number of securities to which transactions
applies:

(3)	Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11:1

(4)	Proposed maximum aggregate value of transaction:

	[   ] Check box if any part of the fee is offset as
provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

1. Set forth the amount on which the filing fee is calculated and state how it was determined.

                       MANAGED MUNICIPALS PORTFOLIO INC.
                             7 WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048

                               -----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               -----------------

                       To Be Held on September 12, 2001


To the shareholders of Managed Municipals Portfolio Inc.:


   Notice is hereby given that the Annual Meeting of Shareholders of MANAGED MUNICIPALS PORTFOLIO INC. (the "Portfolio") will be held at the Portfolio's offices at Seven World Trade Center, New York, New York, 40th Floor, Conference Room A, on September 12, 2001 at 9:00 A.M. (New York Time) for the following purposes:



   1.To elect three Class II directors of the Portfolio (Proposal 1);





   2.To transact such other business as may properly come before the meeting or any adjournments thereof.



   The Board of Directors has fixed the close of business on July 25, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.


                              By Order of the Board of Directors

                              Christina T. Sydor
                              Secretary
New York, New York

August 13, 2001


                               -----------------

Your vote is important regardless of the size of your holdings in the Portfolio. Whether or not you plan to attend the meeting, we ask that you please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope which needs no postage if mailed in the continental United States. Instructions for the proper execution of proxies are set forth on the inside cover.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolio involved in validating your vote if you fail to sign your proxy card properly.

   1.Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2.Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3.All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


Registration                             Valid Signature
------------                             ---------------
Corporate Accounts
(1)ABC Corp......................... ABC Corp.
(2)ABC Corp......................... John Doe, Treasurer
(3)ABC Corp.
    c/o John Doe, Treasurer......... John Doe
(4)ABC Corp. Profit Sharing Plan.... John Doe, Trustee
Trust Accounts
(1)ABC Trust........................ Jane B. Doe, Trustee
(2)Jane B. Doe, Trustee
    u/t/d 12/28/78.................. Jane B. Doe
Custodian or Estate Accounts
(1)John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA... John B. Smith
(2)John B. Smith.................... John B. Smith, Executor

                       MANAGED MUNICIPALS PORTFOLIO INC.

                             7 WORLD TRADE CENTER


                           NEW YORK, NEW YORK 10048

                                (800) 451-2010

                           -------------------------

                                PROXY STATEMENT

                           -------------------------

                    FOR THE ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD ON SEPTEMBER 12, 2001


                                 INTRODUCTION


   This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Managed Municipals Portfolio Inc. (the "Portfolio") of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Portfolio, to be held at the Portfolio's principal executive offices at Seven World Trade Center, 40th Floor, Conference Room A, New York, New York 10048, on September 12, 2001 at 9:00 A.M. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice").



   The cost of soliciting proxies and the expenses incurred in preparing this proxy statement will be borne by the Portfolio. Proxy solicitations will be made mainly by mail. In addition, certain officers, Directors and employees of the Portfolio; Salomon Smith Barney Inc. ("Salomon Smith Barney"); Smith Barney Fund Management LLC ("SBFM" or the "Manager") (formerly known as SSB Citi Fund Management LLC), the Portfolio's investment manager, which is an affiliate of Salomon Smith Barney; and/or PFPC Global Fund Services ("PFPC"), the Portfolio's sub-transfer agent, may solicit proxies in person or by telephone or mail. Salomon Smith Barney and SBFM are each located at 7 World Trade Center, New York, New York 10048; PFPC is located at 101 Federal Street, Boston, Massachusetts 02110. In addition, the Portfolio will reimburse brokerage firms or other record holders for their expenses in forwarding solicitation materials to beneficial owners of shares of the Portfolio.



   The Annual Report of the Portfolio, including audited financial statements for the fiscal year ended May 31, 2001, has previously been furnished to all shareholders of the Portfolio. This proxy statement and form of proxy are first being mailed to shareholders on or about August 13, 2001. The Portfolio will provide additional copies of the Annual Report to any shareholder upon request by calling the Portfolio at 1-800-451-2010.


   All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals listed in the Notice. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Because the proposal requires a proportion of the votes cast for their approval, abstentions and broker "non-votes" may influence whether a quorum is present but will have no impact on the requisite approval of a proposal. A quorum consists of the presence (in person or by proxy) of the holders of a majority of the outstanding shares of the Portfolio entitled to notice of, and to vote at, the Meeting. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Any proxy may be revoked at any time prior to the exercise by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Portfolio at the Portfolio's address indicated above or by voting in person at the Meeting.


   The Board knows of no business other than that specifically mentioned in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.


   The Board of Directors of the Portfolio has fixed the close of business on July 25, 2001 as the record date (the "Record Date") for the determination of shareholders of the Portfolio entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Portfolio as of the Record Date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares, with no cumulative voting rights. As of the Record Date, the Portfolio had outstanding 31,848,643.546 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 31,130,893.000 shares (98%) were held but not beneficially owned by CEDE & CO., P.O. Box 20, Bowling Green Station, New York, NY 10004. As of the Record Date, no other person (including any "group" as that term is used in Section 13(d) of the Securities Exchange Act of 1934), to the knowledge of the Board, owned beneficially more than 5% of the outstanding shares of the Portfolio. As of the Record Date, the officers and Board members of the Portfolio as a group beneficially owned less than 1% of the outstanding shares of the Portfolio.


   In the event that a quorum is not present, or if sufficient votes in favor of the proposals set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS


   The Board of Directors of the Portfolio is classified into three classes. The Directors serving in Class II have terms expiring at the Meeting; the Class II Directors currently serving on the Board have been nominated by the Board of Directors for election at the Meeting to serve for a term of three years (until the year 2004 Annual Meeting of Shareholders) or until their successors have been duly elected and qualified.



   The Board of Directors of the Portfolio knows of no reason why any of the Class II nominees listed below will be unable to serve, and each nominee has consented to serve if elected, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.



   Certain information concerning the nominees is set forth below. For any nominee or director indicated as owning shares of the Portfolio, such ownership constituted less than 1% of the outstanding shares on the Record Date. All of the nominees are currently directors of the Portfolio. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.


                  Persons Nominated for Election as Directors


                                  Principal Occupations                Number of Shares
                                 During Past Five Years,                 Owned as of
        Name                   Other Directorships, and Age             July 31, 2001
        ----                   ----------------------------            ----------------
CLASS II DIRECTORS

Robert A. Frankel    Managing Partner of Robert A. Frankel Management      281.401
 Director since 1994 Consultants; formerly Corporate Vice President of
                     The Reader's Digest Association Inc.; 74.
Dr. Paul Hardin      Chancellor Emeritus and Professor of Law at the       200.000
 Director since 2001 University of North Carolina at Chapel Hill;
                     formerly Chancellor of the University of North
                     Carolina at Chapel Hill; 70.

                                   Principal Occupations                 Number of Shares
                                  During Past Five Years,                  Owned as of
        Name                    Other Directorships, and Age              July 31, 2001
        ----                    ----------------------------             ----------------
Heath B. McLendon*   Managing Director of Salomon Smith Barney;              1979.122(a)
 Director since 1995 Chairman or Co-Chairman of 77 investment companies associated with Citigroup, Inc.
                     (''Citigroup''); President and Director of SBFM and
                     Travelers Investment Advisor, Inc. (''TIA'');
                     formerly Chairman of the Board of Smith Barney
                     Strategy Advisers Inc.; 68.

--------

(a) Includes shares owned by members of this Director's family.



   The remainder of the Board constitutes the Class I and Class III Directors, none of whom will stand for election at the Meeting, as their terms will expire in the years 2003 and 2002, respectively. Any Director affiliated with the Manager and considered an "interested person" of the Portfolio, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is indicated by an asterisk (*).


                        Directors Continuing in Office


                                    Principal Occupations                Number of Shares
                                   During Past Five Years,                 Owned as of
        Name                     Other Directorships, and Age             July 31, 2001
        ----                     ----------------------------            ----------------
CLASS I DIRECTORS

Allan J. Bloostein    President, Allan J. Bloostein Associates, a            700.120
 Director since 1992  consulting firm; retired Vice Chairman and
                      Director of May Department Stores; Director of
                      Taubman Centers Inc.; Retired Director of CVS
                      Corporation; 71.
Martin Brody          Consultant, HMK Associates; retired Vice               179.690
 Director since 1992  Chairman of the Board of Directors of Restaurant
                      Associates Corp.; 80.
Paulo M. Cucchi       Vice President and Dean of College of Liberal Arts       0.000
 Director since 2001  at Drew University; 59.

CLASS III DIRECTORS

Dwight B. Crane       Professor, Harvard Business School; Director,          658.616
 Director since 1992  Micro Forum, Inc.; 63.
William R. Hutchinson President, WR Hutchinson & Associates, Inc.;           115.995
 Director since 1995  formerly Group Vice President, Mergers &
                      Acquisitions BP Amoco p.l.c.; formerly
                      Vice President--Financial Operations AMOCO
                      Corporation; Director of Associated Bank; Director
                      of Associated Banc-Corp.; 58.
George M. Pavia       Senior Partner, Pavia & Harcourt, Attorneys; 72.         0.000
 Director since 2001

--------
(a) Includes shares owned by members of this director's family.

            Section 16(a) Beneficial Ownership Reporting Compliance


   Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Portfolio's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Portfolio's equity securities, and certain entities to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Portfolio. Based solely upon its review of the copies of such forms received by it, the Portfolio believes that, during fiscal year 2001, all filing requirements applicable to such persons were complied with.



   The Portfolio has no compensation committee of the Board of Directors, or any committee performing similar functions. The Portfolio has a nominating committee composed of Directors who are not "interested persons" of the Portfolio within the meaning of the 1940 Act (the "Independent Directors"), which is charged with recommending nominees for election as Directors of the Portfolio. The nominating committee will accept nominations for the office of Director made by the stockholders in a written request addressed to the Secretary of the Portfolio which includes biographical data and sets forth the qualifications of the proposed nominee. The Portfolio has an audit committee composed of the Independent Directors, which is charged with recommending a firm of independent auditors to the Portfolio and reviewing accounting matters with the auditors as set forth in the committee's charter, which is attached hereto as Appendix A. The audit committee held one meeting during the Portfolio's most recent fiscal year. The Portfolio has a pricing committee composed of the Independent Directors which is charged with determining fair value prices for securities when required. The pricing committee held one meeting during the Portfolio's last fiscal year.



   Four meetings of the Board of Directors of the Portfolio were held during the last fiscal year, all of which were regular meetings. In the last fiscal year, Dwight B. Crane attended less than 75% of these meetings of the Board that were held.



   Only the Independent Directors receive remuneration from the Portfolio for acting as a director. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $2,199.61 were paid to such Directors by the
Portfolio during the fiscal year ended on May 31, 2001. Fees for the Independent Directors are set at $5,000 per annum and, in addition, these Directors receive $500 for each Board meeting attended in person, $100 for each telephonic board meeting, plus travel and out-of-pocket expenses incurred in connection with Board meetings. The out-of-pocket expenses are borne equally by each individual fund in the group of funds served by the same Board members. None of the officers of the Portfolio received any compensation from the Portfolio for such period. Officers and interested Directors of the Portfolio are compensated by the Manager or by Salomon Smith Barney.

   The following table shows the compensation paid by the Portfolio to each person who was a Director during the Portfolio's most recent fiscal year.


                              COMPENSATION TABLE


                                                                                    Number of
                       Aggregate    Pension or Retirement                        Funds for Which
                      Compensation Benefits Accrued as part Total Compensation    Person Served
  Name of Person       from Fund       of Fund Expenses     from Fund Complex  Within Fund Complex
  --------------      ------------ ------------------------ ------------------ -------------------
Martin Brody               $6,016.00          $0                    $132,950.00       20
Dwight B. Crane             5,533.00           0                     151,375.00       22
Allan J. Bloostein          6,033.00           0                     109,500.00      18
Robert A. Frankel           6,533.00           0                      69,350.00       9
William R. Hutchinson       6,050.00           0                      38,300.00     7
Heath B. McLendon*          0                  0                     0                 77



* Designates a Director who is an "interested person" of the Portfolio.



   At the end of the calendar year in which they attain age 80, Portfolio Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Portfolio Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Portfolio's most recent fiscal year, aggregate compensation paid by the Portfolio to Directors Emeritus totaled $2,750.00.

   The following is a list of the current executive officers of the Portfolio, all of whom have been elected by the Board to serve until their respective successors are elected:


                   Offices and Positions     Period          Principal Occupations During
Name                  Held with Fund      Offices Held         Past Five Years and Age
----               --------------------- --------------- -------------------------------------
Heath B. McLendon     Chief Executive    1992 to present (see table of Directors above)
                      Officer,
                      Chairman of
                      the Board and
                      President
Lewis E. Daidone      Senior Vice        1994 to present Managing Director of Salomon Smith
                      President and                      Barney; Senior Vice President and
                      Treasurer                          Treasurer or Executive Vice President
                                                         and Treasurer of certain other
                                                         investment companies associated with
                                                         Citigroup; Director and Senior Vice
                                                         President of SBFM and TIA; 44.
Joseph P. Deane       Vice President     1993 to present Managing Director of Salomon Smith
                      and Investment                     Barney; Investment Officer of SBFM;
                      Officer                            53.
Christina T. Sydor    Secretary          1994 to present Managing Director of Salomon Smith
                                                         Barney; Secretary of certain other
                                                         investment companies associated with
                                                         Citigroup; Secretary and General
                                                         Counsel of SBFM and TIA; 50.
Paul Brook            Controller         1998 to present Director of Salomon Smith Barney;
                                                         Controller or Assistant Secretary of
                                                         various investment companies
                                                         associated with Citigroup; prior to
                                                         1998, Managing Director of AMT
                                                         Capital Services Inc.; prior to 1997,
                                                         partner with Ernst & Young LLP; 47.



   The Board of Directors, including all of the Independent Directors, recommends that you vote "FOR" the election of nominees to the Board.

                         REPORT OF THE AUDIT COMMITTEE



   The audit committee reports that it has (i) reviewed and discussed the Portfolio's audited financial statements with management; (ii) discussed with the independent auditors the matters (such as the quality of the Portfolio's accounting principals and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received oral confirmation from KPMG LLP ("KPMG") that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditor's independence. Based on the review and discussions referred to in items (i) through (iii) above, the audit committee recommended to the Board of Directors (and the board has approved) that the audited financial statements be included in the Portfolio's annual report for the Portfolio's fiscal year ended May 31, 2001. The membership of the audit committee is comprised of the following Directors: Martin Brody, Dwight B. Crane, Allan J. Bloostein, Robert A. Frankel, William R. Hutchinson, Paolo M. Cucchi, Paul Hardin, and George M. Pavia.



   Audit Fees. Fees for the annual audit of the Portfolio's financial statements by KPMG for the fiscal year ended May 31, 2001 were $32,500.



   Financial Information Systems Design and Implementation Fees. Neither the Portfolio nor SBFM or other entities under common control engaged KPMG to provide advice to the Portfolio regarding financial information system design and implementation during the fiscal year ended May 31, 2001.



   All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax related services, rendered by KPMG to the Portfolio, SBFM and entities controlled by or affiliated with SBFM that provide services to the Portfolio for the fiscal year ended May 31, 2001 were $2,000. The audit committee of the Portfolio has determined that provision of these non-audit services is compatible with maintaining the independence of KPMG.


                                 OTHER MATTERS


   The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.


   All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                      SUBMISSION OF SHAREHOLDER PROPOSALS


   Shareholder proposals intended to be presented at the 2002 Annual Meeting of the shareholders of the Portfolio must be received by April 17, 2002 to be included in the proxy statement and the form of proxy relating to that meeting, as the Portfolio expects that the 2002 Annual Meeting will be held in September 2002. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.



   The persons named as proxies for the Annual Meeting of Shareholders for 2002 will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Portfolio receives notice of the matter by June 28, 2002, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing shareholder proposals.


   It is important that proxies be returned promptly. Shareholders who do not expect to attend the meeting are therefore urged to complete and sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope.

                              By Order of the Board of Directors,

                              Christina T. Sydor
                              Secretary

August 13, 2001

                                  Appendix A


                       MANAGED MUNICIPALS PORTFOLIO INC.

                            AUDIT COMMITTEE CHARTER


   I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Managed Municipals Portfolio Inc. (the "Company") that may interfere with the exercise of their independence from management and the Company and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc, as such requirements are interpreted by the Board of Directors in its business judgment.


   II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

    1. in its oversight of the Company's accounting and financial reporting principles and policies and audit controls and procedures;

    2. in its oversight of the Company's financial statements and the independent audit thereof;

    3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

    4. in evaluating the independence of the outside auditors.

   The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit in accordance with Generally Accepted Auditing Standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

   The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).


   The outside auditors shall submit to the Audit Committee annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence") which, in the auditor's professional judgment may be reasonably thought to bear on independence, addressing at least the matters set forth in Independence Standards Board No. 1.

   III. Meetings of the Audit Committee: The Audit Committee shall meet at least annually with the outside auditors to discuss the annual audited financial statements and results of their audit. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

   IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

    1. to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

    2. to review the fees charged by the outside auditors for audit and non-audit services;

    3. to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

    4. to instruct the auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

    5. to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

    6. to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

       . deficiencies noted in the audit in the design or operation of internal controls;

       .  consideration of fraud in a financial statement audit;

       .  detection of illegal acts;

       . the outside auditors' responsibility under generally accepted auditing standards;

       .  significant accounting policies;

       .  management judgments and accounting estimates;

       .  adjustments arising from the audit;

       . the responsibility of the outside auditors for other information in documents containing audited financial statements;

       .  disagreements with management;

       .  consultation by management with other accountants;

       . major issues discussed with management prior to retention of the outside auditors;

       .  difficulties encountered with management in performing the audit;

       . the outside auditors' judgments about the quality of the entity's accounting principles; and

       . reviews of interim financial information conducted by the outside auditors.

    7. with respect to reporting and recommendations, to discuss with the Company's General Counsel any significant legal matters that may have a material effect on the financial statements, the Company's compliance policies, including material notices to or inquiries received from governmental agencies;

    8. to prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

    9. to review this Charter at least annually and recommend any changes to the full Board of Directors; and

    10.to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

   V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                                      A-3
FORM OF PROXY

MANAGED MUNICIPALS PORTFOLIO INC.


Proxy Solicited By the Board of Directors

   The undersigned holder of shares of Common Stock of the Managed Municipals Portfolio Inc. (the "Portfolio") a Maryland corporation, hereby appoints Heath B. McLendon, Christina Sydor and William J. Renahan as attorneys and proxies for the undersigned with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of the Portfolio which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio, Seven World Trade Center, 42nd Floor, New York, New York, on
September 12, 2001 at 9:00 a.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated August 13, 2001 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

SEE REVERSE SIDE

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

SEE REVERSE SIDE

X  Please mark votes as in this example

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted for election of each nominee as director.


1.	ELECTION OF CLASS II DIRECTORS		FOR ALL NOMINEES
	Nominees:  (01) Robert A. Frankel,		WITHHELD FROM ALL
	(2)Dr. Paul Hardin, (3)Heath B. McLendon.	NOMINEES

	_______________________________
	For all nominees except as noted above


MARK HERE FOR ADDRESS CHANGE AN NOTE AT LEFT

PLEASE SIGN, DATE AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this proxy.
If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature: ____________________________  Date: ________________

Signature: ____________________________  Date: ________________